EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement of United Parcel Service, Inc. on Form S-1 of our report dated February 8, 1999 (relating to the consolidated financial statements of United Parcel Service of America, Inc.), appearing in the prospectus, which is part of this Registration Statement.

     We also consent to the reference to us under the heading "Experts" in the prospectus, which is part of this Registration Statement.

/s/ Deloitte & Touche LLP
---------------------------
DELOITTE & TOUCHE LLP

Atlanta, Georgia
July 20, 1999


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                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement of United Parcel Service, Inc. on Form S-1 of our report dated July 20, 1999, appearing in the prospectus, which is part of this Registration Statement.

     We also consent to the reference to us under the heading "Experts" in the prospectus, which is part of this Registration Statement.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
---------------------------
Atlanta, Georgia
July 20, 1999